Exhibit 4.3
PERLEGEN SCIENCES, INC.
AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
     THIS AMENDMENT NO. 1 to the Second Amended and Restated Registration Rights Agreement is made as of December 22, 2005 (the “Effective Date”), between Perlegen Sciences, Inc. a Delaware corporation (the “Company”), and the holders of the Company’s Preferred Stock (each an “Prior Purchaser” and collectively the “Prior Purchasers”).
     WHEREAS, the Company is entering into a Series D-1 Preferred Stock Purchase Agreement dated as of even date herewith (the “Series D-1 Purchase Agreement”), by and among the Company and Pfizer Overseas Pharmaceuticals (the “Purchaser”), that provides for, among other things, the sale by the Company and the purchase by the Purchaser of the Series D-1 Preferred Stock.
     WHEREAS, the obligations in the Series D-1 Purchase Agreement are conditioned upon the execution and delivery of this Amendment;
     WHEREAS, the Company and the Prior Purchasers are parties to that certain Second Amended and Restated Registration Rights Agreement, dated as of February 1, 2005 (the “Rights Agreement”);
     WHEREAS, the Company and the Prior Purchasers desire to amend the Rights Agreement pursuant to Section 9(j) of the Rights Agreement to add the Purchaser as a party, to provide the Purchaser with the rights and obligations thereunder and to include the Series D-1 Preferred Stock (and the Common Stock resulting from conversion thereof) under the definition of Registrable Securities.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. The Company and the Prior Purchasers holding a majority of the Registrable Securities (as defined in the Rights Agreement) hereby amend the Rights Agreement to include Pfizer Overseas Pharmaceuticals as a “Holder” thereunder and to include the Series D-1 Preferred Stock and the Common Stock issuable upon conversion of the Series D-1 Preferred Stock as “Registrable Securities” thereunder.
     2. The definition of “Holder” set forth in Section 1(e) of the Rights Agreement shall be amended in its entirety as set forth below:
          “‘Holder’ shall mean any person owning Registrable Securities and each of its respective successors and assigns who acquire Registrable Securities, in accordance with the terms of this Agreement.”
     3. The definition of “Registrable Securities” set forth in Section 1(g) of the Rights Agreement shall be amended in its entirety as set forth below:

“‘Registrable Securities’ shall mean the Common Stock issued or issuable upon conversion of the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, or Series D-1 Stock; and any securities issued successively in exchange for or in respect of any of the foregoing, whether pursuant to a merger or consolidation, as a result of any successive stock split or reclassification of, or stock dividend on, any of the foregoing or otherwise; provided, however, that such shares of Common Stock or securities shall cease to be Registrable Securities when (i) a registration statement registering such shares of Common Stock or securities, as the case may be, under the Securities Act has been declared effective and such shares of Common Stock or securities, as the case may be, have been sold or otherwise transferred by the Holder thereof pursuant to such effective registration statement, (ii) such shares of Common Stock or securities, as the case may be, are sold pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act under circumstances in which any legend borne by such shares of Common Stock or securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company, or (iii) such shares of Common Stock or securities, as the case may be, are eligible for sale pursuant to subparagraph (k) of Rule 144 under the Securities Act.”
     4. All notices and other communications under the Rights Agreement shall be made to Pfizer Overseas Pharmaceuticals at the address specified below and thereafter at such other address, notice of which is given in accordance with Section 9(e) of the Rights Agreement:
Pfizer Overseas Pharmaceuticals
2900 Cork Airport Business Park
Airport Road
Cork, Ireland
Attn: Legal Director
     with copies to:
Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Attn: General Counsel
Pfizer Global Research and Development
50 Pequot Avenue
New London, CT 06320
Attn: General Counsel
     5. The Rights Agreement as modified herein shall remain in full force and effect as so modified.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     The Parties have executed this Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement as of the Effective Date.

PERLEGEN SCIENCES, INC.

By:	/s/ Brad A. Margus
Name:	Brad A. Margus
Title:	President and Chief Executive Officer

Address:
Perlegen Sciences, Inc.
2021 Stierlin Court
Mountain View, California 94043
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

MAVERICK FUND LDC

By:	/s/ John McCafferty

Name:

Title:

Address:
Maverick Capital
300 Crescent Court, 18th Floor
Dallas, TX 75201

Attn:	John McCafferty, General Counsel
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

MAVERICK FUND USA, LTD.

By:	/s/ John McCafferty

Name:

Title:

Address: Maverick Capital
300 Crescent Court, 18th Floor
Dallas, TX 75201

Attn:	John McCafferty, General Counsel
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

MAVERICK FUND II, LTD.

By:	/s/ John McCafferty

Name:

Title:

Address Maverick Capital
300 Crescent Court, 18th Floor
Dallas, TX 75201

Attn:	John McCafferty, General Counsel
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

VULCAN VENTURES INC.

By:	/s/ W. Lance Conn

Name:	W. Lance Conn

Title:	Executive Vice President

Address:
Michael Kranda
505 5th Avenue South, Suite 900
Seattle, WA 98104
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

UNILEVER TECHNOLOGY VENTURES FUND B.V.

By:	/s/ Loek Helderman

Name:	Loek Helderman

Title:

By:	/s/ W. G. M. Mulders

Name:	W. G. M. Mulders

Title:	Director

Address:
455 Weena
3013 AL Rotterdam The Netherlands
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

BIOMEDICAL SCIENCES INVESTMENT FUND PTE LTD

By:	/s/ Chu Swee Yeok

Name:	Chu Swee Yeok

Title:	Director

Address:
20 Biopolis Way
#09-01 Centros
Singapore 138668
Attention: Sim Sze Kuan
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

SB LIFE SCIENCE VENTURES I, L.P. Mr. Kazuhiko Kasai, Director SB Life Science Pte. Ltd. as general partner of SB Life Science Partners, L.P. as general partner of SB Life Ventures I, L.P.

By:	/s/ Kazuhiko Kasai

Name:	Kazuhiko Kasai

Title:	Director

Address:
24F, Tokyo Shiodone Building
1-9-1 Higashi-shimbashi Minato-ku Tokyo, 105-7303 Japan

Attention: Mayo Hotta
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

CMEA VENTURES LIFE SCIENCES 2000, L.P.

By:	/s/ Tom Baruch

Name:	Tom Baruch

Title:	General Partner

Address:
CMEA Ventures Life Sciences 2000 Limited
Partnership
One Embarcadero Center, Suite 3250
San Francisco, CA 94111-3600

Attn:	Tom Baruch
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

CMEA VENTURES LIFE SCIENCES 2000, CIVIL LAW PARTNERSHIP

By:	/s/ Tom Baruch

Name:	Tom Baruch

Title:	General Partner

Address:
CMEA Ventures Life Sciences 2000 Civil Law
Partnership
One Embarcadero Center, Suite 3250
San Francisco, CA 94111-3600

Attn:	Tom Baruch
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

BSI SA.

By:	/s/ Thomas Streule

Name:	Thomas Streule

Title:	Assistant Vice President

By:	/s/ Patrizia Solari

Name:	Patrizia Solari

Title:	Vice President

Address:
BSI SA
Thomas Streule
Assistant Vice President
Securities Administration
Via Magatti 2
6901 Lugano
Switzerland
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

BSI — NEW BIOMEDICAL FRONTIER (SICAV)

By:	/s/ Raoul Paglia

Name:	Raoul Paglia

Title:	Manager

Address:	BSI-New BioMedical Frontier
(SICAV)
Via Peri 23
6900 Lugano
Switzerland

Attn: Francesco Badaracco
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

ZAFFARONI REVOCABLE TRUST 1/24/86

By:	/s/ Alejandro Zaffaroni

Name:	Alejandro Zaffaroni

Title:	Trustee

Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

CSK VENTURE CAPITAL CO., LTD. as Investment Manager for Hitachi — CSK Internet Business Fund

By:	/s/ Shunichi Ishimura

Name:	Shunichi Ishimura

Title:	President

Address:
5th Floor, Reviera Minami Aoyama Bldg.
3-3-3 Minai-Aoyama, Minato-ku
Tokyo 107-0062
Japan

Attn: Makoto Kaneshiro
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

CSK VENTURE CAPITAL CO., LTD. as Investment Manager CSK-4 Investment Fund

By:	/s/ Shunichi Ishimura

Name:	Shunichi Ishimura

Title:	President

Address:
5th Floor, Reviera Minami Aoyama Bldg.
3-3-3 Minai-Aoyama, Minato-ku
Tokyo 107-0062
Japan
Attn:	Makoto Kaneshiro
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

/s/ Laura L. De Surraco
LAURA L. DE SURRACO

Address:
1732 West Selby Lane
Redwood City, CA 94061
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

THE 1989 LEECH LIVING TRUST

By:	/s/ Ana M. Leech

Name:	Ana M. Leech

Title:	Trustee

Address: The 1989 Leech Living Trust
3701 Brandy Rock Way
Redwood City, CA 94061

Attn:	Ana Leech
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

/s/ Matilda Nieri
MATILDA NIERI

Address: Matilda Nieri
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

/s/ Alejandro A. Zaffaroni
ALEJANDRO A. ZAFFARONI
Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

ALEXANDER PETER ZAFFARONI 12/29/88 TRUST

By:	/s/ Matilda Nieri

Name:	Matilda Nieri

Title:	Trustee

Address:

Guillermo S. Surraco
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

CHARLES ADAM ZAFFARONI 12/29/88 TRUST

By:	/s/ Matilda Nieri

Name:	Matilda Nieri

Title:	Trustee

Address:

Guillermo S. Surraco
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

/s/ Elisa Zaffaroni
ELISA ZAFFARONI
Address:
Guillermo S. Surraco
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

/s/ Leah Zaffaroni
LEAH ZAFFARONI
Address:
Guillermo S. Surraco
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180 Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

/s/ Donna L. Swanson
DONNA L. SWANSON
Address: Donna Swanson
c/o Technofyn Associates L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

AFFYMETRIX, INC.

By:	/s/ Barbara A. Caufield/mcs

Name:	Barbara A. Caufield

Title:	Executive Vice President & General Counsel

Address:
Affymetrix, Inc.
3380 Central Expressway
Santa Clara, CA 95051
Attn: Greg Schiffman
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

SCHWEIZERHALL HOLDING AG SCHWEIZERHALI MANAGEMENT

By:	/s/ L. Von Bidder

Name:	L. Von Bidder

Title:	Chief Executive Officer

By:	/s/ D. Kazi

Name:	D. Kazi

Title:	Investment Analyst

Address:
c/o Mr. Luzi von Bidder
Nuschelerstrasse 30
8023 Zurich
Switzerland
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

ZAFFARONI FAMILY PARTNERSHIP, LP

By:	/s/ Alejandro Zaffaroni

Name:	Alejandro Zaffaroni

Title:	General and Limited Partner

Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

COLUMBIA ACORN TRUST (f.k.a.
LIBERTY ACORN TRUST

By: /s/ Bruce H. Lauer
Name:	Bruce H. Lauer

Title: Treasurer

Address:
227 West Monroe, Suite 3000
Chicago, IL 60606

Attention: Geoff Wilson
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

CALIFORNIA EMERGING VENTURES, LLC
By: GSA Partners, LLC, its Manager
By: Grove Street Advisors, LLC, its Manager

By: /s/ Ann St. German

Name:	Ann St. German

Title:	Member & CFO

Address:
Grove Street Advisors
20 William Street, Suite 230
Wellesley, MA 024581
Attention: Ann St. German
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

CSK FINANCE CO., LTD.

By: /s/ Syoji Wakita

Name: Syoji Wakita

Title: President
Address:
5th Floor, Reviera Minami Aoyama Bldg.
3-3-3 Minai-Aoyama, Minato-ku
Tokyo 107-0062
Japan

Attn: Makoto Kaneshiro
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

CSK VENTURE CAPITAL CO., LTD.,
As Investment Manager for CSK-VC Life
Science Investment Fund

By: /s/ Shunichi Ishimura

Name: Shunichi Ishimura

Title: President
Address:
5th Floor, Reviera Minami Aoyama Bldg.
3-3-3 Minai-Aoyama, Minato-ku
Tokyo 107-0062
Japan

Attn: Makoto Kaneshiro
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

/s/ Guillermo Surraco

GUILLERMO SURRACO
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

ALEJANDRO ZAFFARONI, TRUSTEE
OF ZAFFARONI RETIREMENT TRUST FBO
GONZALO M. SILVEIRA, U/A/D 1/1/02

By:	/s/ Alejandro Zaffaroni

Name: Alejandro Zaffaroni

Title: Trustee

Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

ALEJANDRO ZAFFARONI, TRUSTEE OF
ZAFFARONI RETIREMENT TRUST FBO M.
LORETTE VIAUD, U/A/D 1/1/02

By:	/s/ Alejandro Zaffaroni

Name: Alejandro Zaffaroni

Title: Trustee

Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

ALSTERTOR PRIVATE LIFE GMBH & CO.
KG

By:	/s/ Erich Waller / Dieter Reinhardt

Name: Waller/Reinhardt

Title: Managing Partners

Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

MPM BIOEQUITIES MASTER FUND, LP
By:	MPM BioEquities GP, LP, its General Partner

By:	MPM BioEquities GP, LLC its General
Partner

By:	/s/ Kurt Von Emster

Name: Kurt Von Emster

Title: Manager

Address:
MPM Capital, LP
601 Gateway Blvd. #350
South San Francisco, CA 94080

Attention: Kurt H. Von Emster
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement

PRIVATE LIFE BIOMED AG

By:	/s/ Marie M. Warburg / /s/ R. Gerlinger

Name: Marie M. Warburg/R. Gerlinger

Title: Managing Director

Address:
Katja Nehrbaß
M.M. Warburrg & CO Schiffahrtstreuhand
Gesellschaft mit beschränkter Haftung
Ferdinandstraße 65-67
D20095 Hamburg, Germany
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement